SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin TX  78746

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 25, 2018, FieldPoint Petroleum Corporation, a Colorado corporation (the “Company”) entered into a Ninth Amendment to Loan Agreement and Third Amendment to Forbearance Agreement (“Ninth Agreement”) with Citibank, N.A., a national banking association (“Citi”).   A copy of the Ninth Agreement is filed herewith as Exhibit 10.1.

On November 7, 2018, the Company entered into a Tenth Amendment to Loan Agreement and Fourth Amendment to Forbearance Agreement (“Tenth Agreement”) with Citi.   A copy of the Tenth Agreement is filed herewith as Exhibit 10.2.

On March 29, 2018, the Company entered into an Eleventh Amendment to Loan Agreement and Fifth Amendment to Forbearance Agreement (“Eleventh Agreement”) with Citi.   A copy of the Eleventh Agreement is filed herewith as Exhibit 10.3.

ITEM 9.01:FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

10.1	Ninth Amendment to Loan Agreement and Third Amendment to Forbearance Agreement
10.2	Tenth Amendment to Loan Agreement and Fourth Amendment to Forbearance Agreement
10.3	Eleventh Amendment to Loan Agreement and Fifth Amendment to Forbearance Agreement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: April 2, 2019	By:/s/ Roger Bryant Roger Bryant, Chairman